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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-92443) of Rudolph Technologies, Inc., of our report dated January 28, 2000, relating to the financial statements and financial statement schedule, which appears in this annual report on Form 10-K.

                                     /s/ PricewaterhouseCoopers LLP

Florham Park, New Jersey
March 23, 2000